                                                                    Exhibit 99.3

                     EDGEWATER TECHNOLOGY, INC. - FORM 8-K
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

    Edgewater Technology, Inc. ("Edgewater" or the "Company"), formerly known as StaffMark Inc., provides human resource and business solutions through four specialty platforms: IntelliMark information technology staffing and solutions; ClinForce clinical trials support services; Strategic Legal Resources legal staffing and Edgewater Technology, an e-business consulting firm. The Company recognizes revenues upon the performance of services. The Company generally compensates its associates and consultants only for hours actually worked; therefore, wages of the associates and consultants are a variable cost that increase or decrease as revenues increase or decrease. However, certain of the Company's professional and information technology consultants are full-time, salaried employees. Cost of services primarily consists of wages paid to associates, payroll taxes, workers' compensation and other related employee benefits. Selling, general and administrative expenses are comprised primarily of administrative salaries, benefits, marketing, rent and recruitment expenses.

    On July 13, 2000, the Company completed an initial public offering ("IPO") of 69,500,000 shares of its indirect wholly-owned subsidiary Robert Walters plc ("Robert Walters") at a price of 170 pence per share. The shares began trading on a conditional basis on the London Stock Exchange on July 6, 2000. The offering included 67,200,000 ordinary shares being sold by Edgewater, and 2,300,000 new shares being sold by Robert Walters. Edgewater has also granted the underwriters a thirty (30) day over-allotment option of an additional 10,400,000 ordinary shares. Edgewater's share of offering gross proceeds were $172.5 million prior to offering commissions, fees and expenses. With the exercise of the over-allotment option on July 14, 2000, Edgewater's share of offering gross proceeds were $199.2 million prior to offering commissions, fees and expenses.

    The following unaudited pro forma consolidated statements of income set forth the results of operations for the twelve months ended December 31, 1999 and for the three months ended March 31, 2000 as if the Robert Walters IPO had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated balance sheet sets forth the financial position as of March 31, 2000, as if the IPO had occurred as of that date.

    The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the Robert Walters IPO been completed at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its 1999 Annual Report of Form 10-K and Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Balance Sheet
As of March 31, 2000
(In Thousands)

                                                           Edgewater         Commercial        Pro Forma
                                                        Technology, Inc.     Division (a)      Adjustments           Pro Forma
                                                    ---------------------   --------------   ---------------     ----------------
                      ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                              $     228       $    6,717          $  (7,701) (b)        $  80,275
                                                                                               199,200  (d)
                                                                                              (103,215) (e)
                                                                                               (14,954) (f)
  Accounts receivable, net                                 186,837          (84,565)           (49,144) (b)           53,128
  Prepaid expenses and other                                18,471           (3,407)            (4,164) (b)           10,900
  Deferred income taxes                                      5,992           (4,906)               528  (c)            1,614
                                                         ---------       ----------          ---------             ---------
      Total current assets                                 211,528          (86,161)            20,550               145,917

PROPERTY AND EQUIPMENT, net                                 30,055          (18,135)            (4,424) (b)            7,496
INTANGIBLE ASSETS, net                                     433,222         (133,206)            (9,620) (b)          290,396
OTHER ASSETS                                                 2,700             (507)               (34) (b)            2,159
                                                         ---------       ----------          ---------             ---------

                                                         $ 677,505       $ (238,009)         $   6,472               445,968
                                                         =========       ==========          =========             =========

 LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and other accrued liabilities         $  35,390       $   (3,891)         $ (18,530) (c)        $  12,969
  Payroll and related liabilities                           34,807          (19,028)            (5,622) (c)           10,157
  Reserve for workers' compensation claims                   9,915           (9,795)                 -                   120
  Income taxes payable                                       9,675            2,026             (3,693) (c)           22,725
                                                                                                14,717  (g)
                                                         ---------       ----------          ---------             ---------
       Total current liabilities                            89,787          (30,688)           (13,128)               45,971

LONG-TERM DEBT                                             288,268         (185,053)          (103,215) (e)                -
OTHER LONG-TERM LIABILITIES                                    101                -                  -                   101
DEFERRED INCOME TAXES                                        9,049           (8,728)              (321) (c)                -

STOCKHOLDERS' EQUITY:
  Common stock                                                 294                -                                      294
  Paid-in capital                                          216,759                -                                  216,759
  Retained earnings                                         78,406          (13,540)           123,136  (h)          188,002
  Accumulated other comprehensive income                    (5,159)               -                                   (5,159)
                                                         ---------       ----------          ---------             ---------
      Total stockholders' equity                           290,300          (13,540)           123,136               399,896
                                                         ---------       ----------          ---------             ---------

Total Liabilities and Stockholders' Equity               $ 677,505       $ (238,009)         $   6,472             $ 445,968
                                                         =========       ==========          =========             =========

                          EDGEWATER TECHNOLOGY, INC.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

                             AS OF MARCH 31, 2000


(a) Represents the pro forma adjustments made by Edgewater for the sale of its Commercial Division effective June 29, 2000.

(b) Represents the assets of Robert Walters that were sold by Edgewater via the IPO on the London Stock Exchange.

(c) Represents the liabilities of Robert Walters that were sold by Edgewater via the IPO on the London Stock Exchange.

(d)  Records the proceeds received by Edgewater for the IPO.

(e)  Records the repayment of debt obligations with proceeds from the IPO.

(f)  Records the payment of transaction fees associated with the IPO.

(g)  Records the income tax obligation that resulted from the tax gain on IPO.

(h)  Records the book gain generated from the IPO.

Eedgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Three Months Ended
March 31, 2000
(In Thousands, Except Per Share Data)


                                                                               Disposition Related Adjustments
                                                                         ------------------------------------------

                                          Edgewater       Commercial       Robert        Pro Forma        Total
                                       Technology, Inc.   Division (a)    Walters (b)   Adjustments    Adjustments     Pro Forma
                                      ------------------ --------------  ------------- -------------  -------------   ------------
SERVICE REVENUES                          $294,285         $(154,113)     $(68,971)      $      -      $ (68,971)       $71,201

COST OF SERVICES                           221,268          (121,725)      (49,301)             -        (49,301)        50,242
                                          --------        ----------      --------       --------      ---------        -------

          Gross profit                      73,017           (32,388)      (19,670)             -        (19,670)        20,959


OPERATING EXPENSES:
    Selling, general and administrative     58,655           (25,729)      (15,482)             -        (15,482)        17,444
    Depreciation and amortization            6,586            (1,780)         (499)             -           (499)         4,307

                                          --------        ----------      --------       --------      ---------        -------

          Operating income                   7,776            (4,879)       (3,689)             -         (3,689)          (792)
                                          --------        ----------      --------       --------      ---------        -------
OTHER INCOME (EXPENSE):
    Interest expense                        (5,444)            3,447            19          2,991 (c)      3,010          1,013
    Other, net                                 503                72            49              -             49            624
                                          --------        ----------      --------       --------      ---------        -------

INCOME BEFORE INCOME TAXES                   2,835            (1,360)       (3,621)         2,991           (630)           845

INCOME TAX PROVISION                           904              (434)       (1,155)           954 (d)       (201)           269
                                          --------        ----------      --------       --------      ---------        -------

          Net income (loss)               $  1,931        $     (926)     $ (2,466)      $  2,037      $    (429)       $   576
                                          ========        ==========      ========       ========      =========        =======
NET INCOME PER COMMON SHARE
          BASIC                           $   0.07                                                                      $  0.02
                                          ========                                                                      =======
          DILUTED                         $   0.07                                                                      $  0.02
                                          ========                                                                      =======

WEIGHTED AVERAGE SHARES OUTSTANDING
          BASIC                             29,461                                                                       29,461
                                          ========                                                                      =======
          DILUTED                           29,676                                                                       29,676
                                          ========                                                                      =======

                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 2000


(a) Represents the pro forma adjustments made by Edgewater for the sale of its Commercial Division effective June 29, 2000.

(b) Represents the unaudited financial results of Robert Walters, which was sold by Edgewater via the IPO on the London Stock Exchange.

(c) Adjustment to reflect the net interest income that results from investing cash in excess of the amounts necessary to repay debt obligations.

(d) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 31.9%.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Twelve Months Ended
December 31, 1999

(In Thousands, Except Per Share Data)                                           Disposition Related Adjustments
                                                                                -------------------------------
                                           Edgewater      Commercial        Robert         Pro Forma           Total
                                       Technology, Inc.   Division (a)    Walters (b)     Adjustments       Adjustments    Pro Forma
                                       ----------------   -----------     -----------     -----------       -----------    ---------
SERVICE REVENUES                         $  1,220,852     $  (608,807)    $  (291,038)    $               $  (291,038)    $ 321,007

COST OF SERVICES                              918,574        (479,080)       (214,442)           -           (214,442)      225,052
                                         ------------     -----------     -----------     --------        -----------     ---------
          Gross profit                        302,278        (129,727)        (76,596)           -            (76,596)       95,955


OPERATING EXPENSES:
    Selling, general and administrative       214,824         (92,943)        (56,564)           -            (56,564)       65,317
    Depreciation and amortization              21,448          (6,964)         (1,520)           -             (1,520)       12,964
    Non-recurring charges                       2,153               -               -                               -         2,153
                                         ------------     -----------     -----------     --------        -----------     ---------
          Operating income                     63,853         (29,820)        (18,512)           -            (18,512)       15,521
                                         ------------     -----------     -----------     --------        -----------     ---------

OTHER INCOME (EXPENSE):
    Interest expense                          (17,419)         12,084             518        8,261  (c)         8,779         3,444
    Other, net                                   (227)              -              22            -                 22          (205)
                                         ------------     -----------     -----------     --------        -----------     ---------
INCOME BEFORE INCOME TAXES                     46,207         (17,736)        (17,972)       8,261             (9,711)       18,760

INCOME TAX PROVISION                           15,994          (6,139)         (6,221)       2,859  (d)        (3,361)        6,494
                                         ------------     -----------     -----------     --------        -----------     ---------
          Net income (loss)              $     30,213     $   (11,597)    $   (11,751)    $  5,402        $    (6,349)    $  12,267
                                         ============     ===========     ===========     ========        ===========     =========

NET INCOME PER COMMON SHARE
          BASIC                          $       1.03                                                                     $    0.42
                                         ============                                                                     =========
          DILUTED                        $       1.02                                                                     $    0.42
                                         ============                                                                     =========

WEIGHTED AVERAGE SHARES OUTSTANDING
          BASIC                                29,280                                                                        29,280
                                         ============                                                                     =========
          DILUTED                              29,526                                                                        29,526
                                         ============                                                                     =========

                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

(a) Represents the pro forma adjustments made by Edgewater for the sale of its Commercial Division effective June 29, 2000.

(b) Represents the unaudited financial results of Robert Walters, which was sold by Edgewater via the IPO on the London Stock Exchange.

(c) Adjustment to reflect the net interest income that results from investing cash in excess of the amount necessary to repay debt obligations.

(d) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 34.6%.